 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 21, 2013

K-V PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-9601	43-0618919
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16440 Chesterfield Grove Rd.
Chesterfield, MO		63005
(Address of principal executive offices)		(Zip Code)

(314) 645-6600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

 Item 8.01     Other Events.

As previously disclosed in its Current Report on Form 8-K filed August 8, 2012, K-V Pharmaceutical Company (the “Company”) and certain of its wholly-owned domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization (the “Bankruptcy Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

Sixth Amended Plan of Reorganization and related Disclosure Statement

As previously disclosed in the Company’s Current Report on Form 8-K filed June 21, 2013, the Debtors filed with the Bankruptcy Court on May 29, 2013, an Amended and Restated Stock Purchase and Backstop Agreement, dated May 28, 2013, a proposed fifth amended Chapter 11 plan of reorganization, and certain proposed exit financing commitment documents. On June 6, 2013, the Debtors filed a Second Amended and Restated Stock Purchase and Backstop Agreement. On June 7, 2013, the Bankruptcy Court approved the Debtors’ entry into the Stock Purchase and Backstop Agreement subject to and as supplemented by the record of the hearing before the Bankruptcy Court on June 7, 2013.

On June 21, 2013, the Debtors filed with the Bankruptcy Court a proposed Sixth Amended Joint Chapter 11 Plan of Reorganization of the Debtors (as may be amended, modified or supplemented from time to time, the “Plan”) and a related disclosure statement (as may be amended, modified or supplemented from time to time, the “Disclosure Statement”). The Bankruptcy Court has not yet set a hearing on approval of the Disclosure Statement.

Copies of the Plan and the Disclosure Statement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. Information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of further amendments to the Plan or the Disclosure Statement, third-party actions, or otherwise. The Plan is subject to acceptance by the Debtors’ creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court. There can be no assurance that the Bankruptcy Court will approve the Disclosure Statement, that the requisite acceptances to the Plan can be obtained by the Debtors’ creditors, or that the Bankruptcy Court will confirm the Plan.

The Bankruptcy Code does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Debtors and the condition of the Debtors’ books and records, that would enable a hypothetical reasonable investor typical of the holder of claims against, or interests in, the Debtors to make an informed judgment about the Plan. The Bankruptcy Court has not yet approved the Disclosure Statement. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan.

Share Purchase Agreement and New Stockholders Agreement

On June 21, 2013, the Debtors filed with the Bankruptcy Court a Notice of: (I) Presentment of Order (A) Authorizing Debtors to Enter into and Satisfy Obligations Under Share Purchase Agreement, (B) So Ordering Record of June 7, 2013 Hearing, and (C) Granting Related Relief; and (II) Filing of Blacklines of Revised Exhibits to Stock Purchase and Backstop Agreement (the “Notice of Presentment”). Under the Notice of Presentment, the Debtors are seeking authority to enter into a Share Purchase Agreement, dated as of June 21, 2013 (as amended, modified and/or supplemented, the “Share Purchase Agreement”), by and among the Company, the Investors (as defined in the Share Purchase Agreement) and Silver Point Finance, LLC. Also filed with the Notice of Presentment is a proposed stockholders’ agreement for the stockholders of the Company (as amended, modified and/or supplemented, the “New Stockholders’ Agreement”). The order authorizing the Company to enter into the Share Purchase Agreement will be presented to the Honorable Allan L. Gropper, United States Bankruptcy Judge, at the Bankruptcy Court for signature on June 27, 2013.

Copies of the Share Purchase Agreement, and the New Stockholders’ Agreement, are attached hereto as, Exhibit 99.3, and Exhibit 99.4, respectively. This Current Report on Form 8-K is not an offer to sell or a solicitation of any offer to buy any securities of the Debtors. Any solicitation or offer to sell will be made pursuant to and in accordance with the Disclosure Statement, once approved by the Bankruptcy Court, and applicable law.

Item 9.01     Financial Statements and Exhibits.

(d)     The following exhibits are filed as part of this report:

Exhibit Number	Description

99.1	Sixth Amended Joint Chapter 11 Plan of Reorganization for the Debtors

99.2	Disclosure Statement for Sixth Amended Joint Chapter 11 Plan of Reorganization for the Debtors

99.3

Share Purchase Agreement dated as of June 21, 2013, by and among Capital Ventures International, Greywolf Capital Overseas Master Fund, Greywolf Capital Partners II LP, Greywolf Opportunities Fund LLC, Kingdon Associates, Kingdon Credit Master Fund, L.P., Kingdon Family Partnership, L.P., M. Kingdon Offshore Master Fund L.P., Deutsche Bank Securities Inc., Silver Point Finance, LLC and K-V Pharmaceutical Company

99.4	Stockholders’ Agreement of K-V Pharmaceutical Company, dated [●], 2013

The Company will post this Form 8-K on its Internet website at www.kvph.com. References to the Company’s website address are included in this Current Report on Form 8-K only as inactive textual references and the Company does not intend them to be active links to the website. Information contained on the website does not constitute part of this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning our operations, future results and prospects. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including, without limitation, statements about the product launches, the impact of the Company’s Chapter 11 proceedings, governmental and regulatory actions and proceedings, market position, revenues, expenditures and the impact of recalls and suspensions of shipments on revenues, adjustments to the financial statements, the filing of amended filings with the Securities and Exchange Commission (the “SEC”) and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, we provide the following cautionary statements with regard to the Company identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Such factors include (but are not limited to):

(1)       the ability of the Company and the other Debtors to continue as a going concern;

(2)       the ability of the Company to comply with the milestones in the Plan, the Stock Purchase and Backstop Agreement and the Share Purchase Plan, obtain approval of any motions filed in the Bankruptcy Court, or obtain confirmation by the Bankruptcy Court of the Plan or approval of the Disclosure Statement;

(3)       the ability of the Company and the other Debtors to satisfy the conditions contained in the Plan or consummate the Plan;

(4)       the risks associated with one or more of the counterparties to the Stock Purchase and Backstop Agreement, the Share Purchase Plan and exit financing commitments failing to consummate the transactions contemplated by such documents;

(5)       objections that may be raised with respect to the Plan and the Disclosure Statement by various creditors, equity holders and other constituents of the Debtors’ and the Bankruptcy Court’s treatment of such objections;

(6)       the effects of the Bankruptcy Cases on the Company and the other Debtors and the interests of various creditors, equity holders and other constituents;

(7)       the effects of rulings of the Bankruptcy Court in the Bankruptcy Cases and the outcome of the cases in general;

(8)       the length of time the Company and the other Debtors will operate under the Bankruptcy Cases;

(9)       the risks associated with third-party motions in the Bankruptcy Cases;

(10)     the potential adverse effects of the Bankruptcy Cases on the Company’s and the other Debtors’ liquidity or results of operations;

(11)     the ability to execute the Company’s business plan;

(12)     increased legal costs related to the Company’s bankruptcy filing and other litigation;

(13)     that the Company’s Class A Common Stock and Class B Common Stock will be, or will continue to be, traded on the OTCQB Marketplace and whether sufficient volumes and liquidity will develop; and

(14)     the ability of the Company and the other Debtors to maintain contracts that are critical to their operation, including to obtain and maintain normal terms with their vendors, customers and service providers and to retain key executives, managers and employees.

This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements.

Because the factors referred to above, as well as the statements included in Part I, Item 1A —“Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the statements under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on July 31, 2012, and the statements included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the risk factors under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on July 31, 2012, and the risk factors included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement. Further, any forward-looking statement speaks only as of the date on which it is made and we are under no obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K; any forward-looking statement in the Plan or Disclosure Statement is qualified in its entirety as set forth therein. New factors emerge from time to time, and it is not possible for us to predict which factors will arise, when they will arise and/or their effects. We may further amend, modify or supplement the Plan and the Disclosure Statement, and those amendments, modifications and/or supplements could be material. In addition, we cannot assess the impact of each factor on our future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2013

K-V PHARMACEUTICAL COMPANY

By:	/s/ Patrick J. Christmas
Patrick J. Christmas
Vice President, General Counsel and Secretary